TRANSAMERICA PARTNERS VARIABLE FUNDS

and

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Currently Effective Prospectus and

Statement of Additional Information, dated May 1, 2014, as amended

* * *

Transamerica Partners Balanced

(the “Subaccount”)

The following replaces the information in the Prospectus relating to J.P. Morgan Investment Management Inc. under the section entitled “Transamerica Partners Balanced Portfolio - Management.” Transamerica Asset Management, Inc. continues to serve as the Portfolio’s investment adviser and Aegon USA Investment Management, LLC continues to serve as the Portfolio’s other sub-adviser:

Sub-Adviser:	Portfolio Managers:
J.P. Morgan Investment Management Inc.	Aryeh Glatter, Portfolio Manager since 2014 Steven G. Lee, Portfolio Manager since 2014 Tim Snyder, CFA, Portfolio Manager since 2013 Raffaele Zingone, CFA, Portfolio Manager since 2010

The following replaces the information in the Prospectus relating to J.P. Morgan Investment Management Inc. under the section entitled “Management of Transamerica Partners Portfolios - Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years
Aryeh Glatter	J.P. Morgan Investment Management Inc.	Portfolio Manager of the Portfolio since 2014; Employee of J.P. Morgan Investment Management Inc. since 2011; Executive Director; Member of the Large Cap Value Team within the U.S. Equity Group; Portfolio Manager at AllianceBernstein from 2000 to 2009.
Steven G. Lee	J.P. Morgan Investment Management Inc.	Portfolio Manager of the Portfolio since 2014; Employee of J.P. Morgan Investment Management Inc. since 2004; Managing Director; Analyst in the U.S. Equity Research Group responsible for covering the autos, transportation, and aerospace/defense sectors; Transitioning to a portfolio management role in the U.S. Disciplined Equity Team.
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the Portfolio since 2013; Employee of J.P. Morgan Investment Management Inc. since 2003; Vice President; Member of the Structured Equity Team; Specialties include enhanced index strategies.
Raffaele Zingone, CFA	J.P. Morgan Investment Management	Portfolio Manager of the Portfolio since 2010; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Head of the U.S. Structured Equity Group; Specialties include large cap structured equity portfolios.

The following replaces the information in the Statement of Additional Information under the section entitled “Appendix B – Portfolio Managers – J.P. Morgan Investment Management Inc. (“JP Morgan”):

Transamerica Partners Balanced Portfolio

	Registered Investment Companies		Other Pooled Investment		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Aryeh Glatter	6	$2.81 billion	1	$71 million	3	$1.27 million
Steven G. Lee	0	$0	0	$0	0	$0
Tim Snyder, CFA	4	$1.03 billion	0	$0	5	$640 million
Raffaele Zingone, CFA	8	$4.98 billion	4	$998 million	11	$5.16 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Aryeh Glatter	0	$0	0	$0	0	$0
Steven G. Lee	0	$0	0	$0	0	$0
Tim Snyder, CFA	0	$0	0	$0	0	$0
Raffaele Zingone, CFA	0	$0	0	$0	2	$5.24 billion

* * *

TRANSAMERICA PARTNERS VARIABLE FUNDS

and

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Currently Effective Prospectus, dated May 1, 2014, as amended

* * *

Transamerica Partners Large Core

Transamerica Partners Large Value

(the “Subaccounts”)

The following information will supplement and supersede any contrary information contained in the Prospectus under the heading “Transamerica Partners Large Core Portfolio” and “Transamerica Partners Large Value Portfolio”:

PRINCIPAL INVESTMENT STRATEGIES:

The Portfolio normally invests primarily in issuers listed on U.S. exchanges that the Portfolio’s sub-adviser believes are seasoned, liquid and low priced, with effective management, positive momentum, and favorable sentiment. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap companies and other investments with similar economic characteristics. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000® Index1. As of March 31, 2014, the market capitalization of the smallest company in the Russell 1000® Index was $968 million.

Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the Portfolio to achieve its objective.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

* * *

TRANSAMERICA PARTNERS VARIABLE FUNDS

and

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Currently Effective Prospectus and

Statement of Additional Information, dated May 1, 2014, as amended

Effective October 1, 2014, the following supplements and supersedes certain information in the Prospectus under the section entitled “Management of Transamerica Partners Portfolios - Investment Adviser” and in the Statement of Additional Information under the section entitled “The Investment Adviser and Other Services – The Investment Adviser” relating to Transamerica Asset Management, Inc.:

Investment Adviser

Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”), located at 4600 S. Syracuse Street, Suite 1100, Denver, CO 80237, serves as investment adviser for Transamerica Partners Fund Group, Transamerica Partners Funds Group II, and Transamerica Partners Variable Funds. TAM provides continuous and regular investment advisory services to the Portfolios. TAM is responsible for the day-to-day management of Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount, Transamerica Asset Allocation – Short Horizon Subaccount, and Transamerica Asset Allocation – Intermediate Horizon Subaccount. For each of the Portfolios, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each Portfolio’s sub-adviser. In acting as a manager of managers, the Investment Adviser provides investment advisory services that include proactive oversight of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolios and regular review of sub-adviser performance. More information on the investment advisory services rendered by TAM is included in the SAI. TAM is paid investment advisory fees for its service as investment adviser to each Portfolio. These fees are calculated on the average daily net assets of each Portfolio.

TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) (87.72%) and Aegon USA, LLC (“Aegon USA”) (12.28%). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

* * *

Investors Should Retain this Supplement for Future Reference

October 2, 2014

4